EXHIBIT 10.19

                       AMENDMENT NO. 1 TO LETTER AGREEMENT
                       -----------------------------------

     This Amendment No. 1 to Letter Agreement (the Amendment) is dated as of August 30, 2004 and is made by and between Mr. Colin Dyer (Mr. Dyer) and Jones Lang LaSalle Incorporated (Jones Lang LaSalle).

                                    RECITALS
                                    --------

     Mr. Dyer and Jones Lang LaSalle have previously entered into that certain letter agreement (the Letter Agreement) dated July 16, 2004 regarding the employment of Mr. Dyer as the President and Chief Executive Officer of Jones
Lang LaSalle. The Letter Agreement provided that the Employment Commencement Date would be September 7, 2004. Mr. Dyer and Jones Lang LaSalle have mutually agreed to change the Employment Commencement Date to August 30, 2004 and desire to memorialize that agreement by the execution of this Amendment.

                                    AGREEMENT
                                    ---------

     Mr. Dyer and Jones Lang LaSalle hereby agree that for all purposes of the Letter Agreement, the term "Employment Commencement Date" shall mean August 30, 2004. As amended by this Amendment, the Letter Agreement is hereby ratified and confirmed in its entirety.

     IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date first written above.


                                  /s/  Colin  Dyer
                                  ----------------
                                  Colin  Dyer

                             JONES  LANG  LASALLE  INCORPORATED

                             By:
                                  /s/  Stuart  L.  Scott
                                  ----------------------
                                  Stuart  L.  Scott
                                  Chairman of the Board of Directors